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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of
                      The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)        April 15, 1999
                                                   --------------------------


                            COINLESS SYSTEMS, INC.
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              (Exact name of Registrant as specified in charter)

                                    Nevada
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                (State or other jurisdiction of incorporation)

           0-25127                                         91-1715373
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   (Commission File Number)                  (IRS Employee Identification No.)

10601 Church Street, Suite 102, Rancho Cucamonga, California          91730
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       (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (888) 222-3461
                                                  -------------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 1.  Changes in Control of Registrant.

     On April 15, 1999, Medical Resources Technologies, Ltd. acquired all of the outstanding stock of DSG, Inc., a California corporation and D & J Enterprises International, Inc., a Nevada corporation. D&J Enterprises International was merged into Medical Resources, and DSG, Inc. is being operated as a wholly owned subsidiary.

     At that time the existing board of directors of Medical Resources Technologies, Ltd. (the "Company") resigned, and a new board of directors was appointed consisting of the following:

      Dennis Sorenson, President and Director
      Daniel C. Weiker, Director and Secretary and Chief Financial Officer Alfred Doi, Director

     The new directors, Mr. Sorenson and Weyker exchanged their existing companies stock in exchange for 4,795,477 shares of stock of the Company. The new directors own approximately forty-eight (48%) of the voting securities of the Company. These shares were obtained as a result of the acquisition of DSG and D&J by the Company.

     Each of the above directors owns the following percentage of voting stock of the Company in his own name or beneficially:

     Dennis Sorenson                             35%
     Daniel Weyker                               12%
     Alfred Doi                                  01%
     The above information was supplied by the Companies transfer agent as of June 10, 1999.

     The officers and directors as a group own approximately 48 percent of the outstanding stock of the Company.

     There is no voting trust arrangement or any arrangement as to the voting of their shares

     Mr. Sorenson is 58 years of age. He is the founder of DSG, Inc. and has acted as its president since 1992. Prior to that time, he was employed as a vice-president of sales for Data Recall from 1987 to 1992. From 1982 to 1986 he was employed as the western regional manager for Data Specialties, Inc. and was responsible for the establishment of distributor networks covering 26 states, half of Canada and Alaska. From 1976 to 1982 he was the western regional manager for Recognition Equipment, and prior to that was employed by Monarch Marketing, a Division of Pitney Bowes from 1972 to 1982.

     Mr. Weyker is 57 years of age. Mr. Weyker has been a director of manufacturing operations at Raichem of San Diego from 1993 to present. From 1992 to 1993 he was director of manufacturing operations for Invitrogen Corporation with full profit and loss responsibility, and prior to that he was with Adams Scientific as vice-president of operations. From 1985 to 1990 he was director of operations for Synbiotics Corporation with full profit and loss responsibilities. He
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is a graduate of the University of Southern California with an M.S. in systems management in 1973.

     Mr. Doi introduced thermal imaging media in the United States for bar coding applications. He has created and patented coating to protect images created with the use of thermal imaging. Mr. Doi currently holds the position as chairman for East West Marketing, Inc. located in Tipp City, Ohio. Mr. Doi is also the president of Package Sales Company located in Irvine, California and a member of the Board of Directors of American Coating Technology, Inc., located in Eau Claire, Wisconsin.

     There are no arrangements, known to registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

ITEM 2. Acquisition or Disposition of Assets.

     The Company has acquired the stock of DSG and D&J. The financial statements setting forth the balance sheet and profit and loss are attached as Exhibit "A".

     The company acquired the rights to a patent held by D&J Enterprises International Inc. for Ticketrak covering its rights to a cashless peripheral device for use in gaming systems. D&J is involved in the manufacturing and distribution of coinless systems for slot machines wherein the gaming machines discharge a bar coded ticket that may be used in other machines equipped with the ticketrak system without the necessity of using additional monies. The ticket is bar coded and can be read by the ticketrack system as though the customer was inserting cash.

     The only assets acquired by the registrant are the patent, office equipment and shop equipment for the limited production of ticketrak.

     The company has just made its first sale of its product.

     DSG is in the business of selling bar code equipment and supplies.

ITEM 5. Other Events.

     D&J Enterprises Enterprises, Inc. was incorporated on May 6, 1996 in the State of Nevada. It is in the business of producing devices for the gaming industry. It has a patent on a device to be utilized in slot machines that allows the player to receive a bar coded ticket that may be used in other slot machines utilizing the companies device. The bar coded ticket may be used in other so equipped machines or cashed by the casino cage. In many casino's, especially Indian run casino's each machine produces a receipt similar to a gas pump receipt that must be cashed after the customer leaves the machine. It cannot be used in any other machine but must be cashed each time the player leaves a machine or accumulate a number of vouchers and cashes them all in at once. The company is in the final stages of testing its devices for the gaming industry prior to the initial installation.
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     DSG, Inc., was incorporated in the State of California on April 25, 1996.
It is in the business of selling bar coding equipment and supplies and has been selling its product to the commercial trade ever since its inception.

     Both companies have been operating out of the same location in Rancho Cucamonga, California, and will continue to operate from the same location in the foreseeable future.

     The combined companies have twelve employees at the present time, and feel that they will be able to continue with the same personnel in the foreseeable future.

     On August 12, 1999 the registrant officially changed its corporate name to Coinless Systems, Inc. to more closely relate to its present business operation.

ITEM 7.  Financial Statements and Exhibits.

     (a) Exhibits.
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     Exhibit Number            Description
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     "A"                       Financial Data Statements of businesses acquired
                               for year ending December 31, 1998

     (b) Pro forma financials as of December 31, 1998


     (c) Agreement of Merger
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                                   SIGNATURE

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          COINLESS SYSTEMS, INC.
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                                               (Registrant)


Date: November 17, 1999
                                   By: /s/ Daniel C. Weyker
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                                           DANIEL C. WEYKER
                                    Its:   Chief Financial Officer and Secretary